ITW Conference Call

Second Quarter

2006

Exhibit 99.2

ITW
Agenda

1.

Introduction……………………..  John Brooklier

2.

Financial Overview……………... Ron Kropp

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2006………………….… Ron Kropp

4.

Q & A………………......……………John Brooklier/Ron Kropp

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions, base revenue growth, earnings growth, operating income, tax rates, use of free cash and potential acquisitions for the 2006 full year and the Company’s related forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.  Important risks that may influence future results include (1) a downturn in the construction, automotive, general industrial, food institutional and retail, or real estate markets, (2) deterioration in global and domestic business and economic conditions, particularly in North America, the European Community, Asia and
Australia, (3) the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5) an unfavorable environment for making acquisitions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6)
unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Conference Call Playback

Replay number: 402-998-0724

No pass code necessary

Telephone replay available through midnight of
August 3, 2006

Webcast / PowerPoint replay available at
itw.com website

ITW
Quarterly Highlights

2005

2006

Q2

Q2

Amount

%

Operating Revenues

3,286.1

3,579.5

293.4

8.9%

Operating Income

559.9

659.8

99.9

17.8%

% of Revenues

17.0%

18.4%

1.4%

Net Income

Income Amount

373.8

465.9

92.1

24.6%

Income Per Share-Diluted

0.64

0.81

0.17

26.6%

Average Invested Capital

8,321.1

8,994.0

(672.9)

-8.1%

Return on Average Invested Capital

18.4%

20.5%

2.1%

Free Operating Cash Flow

417.6

281.2

(136.4)

-32.7%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

4.5%

10.7%

1.0%

Nonvolume-related

-

3.0%

0.5%

Total

4.5%

13.7%

1.5%

Acquisitions / Divestitures

6.7%

3.3%

-0.7%

Translation

-1.4%

-1.1%

0.1%

Impairment

-

-

-

Restructuring

-

1.9%

0.3%

Intercompany

-0.9%

-

0.2%

Total

8.9%

17.8%

1.4%

% F(U) Prior Year

ITW
Non Operating & Taxes

2005

2006

Q2

Q2

Amount

%

Operating Income

559.9

659.8

99.9

17.8%

Interest Expense

(28.8)

(19.0)

9.8

Investment Income

8.5

26.4

17.9

Other Income(Expense)

6.8

(0.7)

(7.5)

Net Income-P/T

546.4

666.5

120.1

22.0%

Income Taxes

172.6

200.6

(28.0)

% to Pre Tax Income

31.6%

30.1%

1.5%

Net Income-AT

373.8

465.9

92.1

24.6%

F(U) Last Year

ITW
Invested Capital

6/30/05

3/31/06

6/30/06

Trade Receivables

2,134.2

2,191.7

2,374.2

Days Sales Outstanding

58.3

59.8

59.7

Inventories

1,274.5

1,279.1

1,370.0

Months on Hand

1.8

1.8

1.8

Other Current Assets

299.7

426.8

612.9

Accounts Payable & Accruals

(1,583.6)

(1,715.1)

(1,880.4)

Operating Working Capital

2,124.8

2,182.5

2,476.7

% to Revenue(Prior 4 Qtrs.)

17%

17%

19%

Net Plant & Equipment

1,822.2

1,843.2

1,916.0

Investments

855.4

890.2

907.5

Goodwill and Intangibles

2,834.8

3,956.0

3,997.6

Other, net

595.3

(70.5)

(111.2)

Invested Capital

8,232.5

8,801.4

9,186.6

ITW
Debt & Equity

6/30/05

3/31/06

6/30/06

Total Capital

Short Term Debt

696.8

230.8

91.7

Long Term Debt

967.2

959.9

960.2

Total Debt

1,664.0

1,190.7

1,051.9

Stockholders' Equity

7,427.2

8,065.2

8,593.9

Total Capital

9,091.2

9,255.9

9,645.8

Less:

Cash

(858.7)

(454.5)

(459.2)

Net Debt & Equity

8,232.5

8,801.4

9,186.6

Debt to Total Capital

18%

13%

11%

ITW
Cash Flow

2005

2006

Q2

Q2

Net Income

373.8

465.9

Adjust for Non-Cash Items

68.6

127.7

Changes in Operating Assets & Liabilities

55.9

(235.7)

Net Cash From Operating Activities

498.3

357.9

Additions to Plant & Equipment

(80.7)

(76.7)

Free Operating Cash Flow

417.6

281.2

Stock Repurchase

(383.0)

-

Acquisitions

(11.8)

(82.5)

Purchase of Investments

(2.6)

(1.7)

Dividends

(81.1)

(93.6)

Debt

(87.4)

(139.9)

Proceeds from Investments

12.3

6.3

Other

(58.3)

34.9

Net Cash Increase

(194.3)

4.7

ITW
Return on Average Invested Capital

2005

2006

F(U)

Current Quarter

Q2

Q2

Prior Yr.

Operating Income after Taxes

383.0

461.2

78.2

Operating Margins

11.7%

12.9%

1.2%

Average Invested Capital

8,321.1

8,994.0

(672.9)

Capital Turnover

1.58

1.59

0.01

Return on Average Invested Capital

18.4%

20.5%

2.1%

2005

2006

F(U)

Year to Date

Q2

Q2

Prior Yr.

Operating Income after Taxes

692.7

833.8

141.1

Operating Margins

10.9%

12.1%

1.2%

Average Invested Capital

8,242.3

8,791.9

(549.6)

Capital Turnover

1.54

1.56

0.02

Return on Average Invested Capital

16.8%

19.0%

2.2%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

151

36

105

292

353

154

188

-

Purchase Price

Cash Paid

188

12

113

314

199

82

165

-

Stock Issued

-

-

-

-

163

-

-

-

Total

188

12

113

314

362

82

165

-

Number of Acquisitions

North America

Engineered Products

1

1

5

4

2

4

-

-

Specialty Systems

1

-

3

1

2

4

2

-

International

Engineered Products

-

1

-

-

4

-

-

-

Specialty Systems

1

1

3

-

3

2

-

-

Total

3

3

11

5

11

10

2

-

2005

2006

Key Economic Data

Gap between stronger North America and weaker International
end market activity narrowed in Q2: North America base
revenues at 4.4%; International base revenue at 4.3%

June ’06 ISM Index: declined to  53.8% vs. 55.2% in March ’06;
June ’06 new order index at 57.9% vs. 58.4% in March ’06

US Industrial Production (ex. Tech.): +4.0% in May ’06

International showed improvement

Euro-Zone ISM: 57.9% in June ’06 vs. 56.1% March ’06

EuroZone industrial production: +2.1%

Germany industrial production: +6.0%

UK and France industrial production: Flat

ITW
Engineered Products - North America

2005

2006

Q2

Q2

Amount

%

Operating Revenues

971.7

1,102.2

130.5

13.4%

Operating Income

177.0

211.9

34.9

19.8%

Operating Margins

18.2%

19.2%

1.0%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

1.9%

4.3%

0.4%

Nonvolume-related

-

5.3%

0.9%

Total

1.9%

9.6%

1.3%

Acquisitions / Divestitures

11.1%

6.5%

-0.9%

Translation

0.4%

0.5%

-

Impairment

-

-

-

Restructuring

-

3.2%

0.6%

Total

13.4%

19.8%

1.0%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction: -1% for Q2 ’06

ITW construction (tools and fasteners) base revenues: -2% for Q2
’06

            - new housing and renovation were slightly negative in Q2 ’06

     - commercial: 10% growth in Q2 ’06

Wilsonart (high pressure laminate): base revenues flat in Q2 ’06

            - base laminate products +4% in Q2 ’06 while flooring was

       weaker due to earlier new product launch to the channel

Engineered Products - North America
Key Points

Auto base revenues: +1% for Q2 ’06

Big 3 build rates: -1% for Q2 ’06

GM: Flat

Ford: -1%

Chrysler: -1%

New domestics: +1%

Big 3 inventories: 79 days at 6-30-06

GM: 73 days

Ford: 79 days

Chrysler: 91 days

New domestics’ inventories: 53 days at 6-30-06

ITW Big 3 auto build forecast for 2006:

Down 2% to 4% for full year ’06

Industrial: base revenues +6% for Q2 ’06

Top performers: Minigrip/ZipPak +17%; Fluid Products
+10%; Industrial Plastics +6%; Polymers +6%

ITW
Engineered Products - International

2005

2006

Q2

Q2

Amount

%

Operating Revenues

711.6

739.2

27.6

3.9%

Operating Income

102.1

110.5

8.4

8.2%

Operating Margins

14.3%

14.9%

0.6%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

4.1%

11.4%

1.0%

Nonvolume-related

-

-2.2%

-0.3%

Total

4.1%

9.2%

0.7%

Acquisitions / Divestitures

3.7%

0.7%

-0.4%

Translation

-3.9%

-4.3%

-0.1%

Impairment

-

-

-

Restructuring

-

2.6%

0.4%

Total

3.9%

8.2%

0.6%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +5% in Q2 ’06

Europe: +6% (improvement in wide variety of countries)

Austral-Asia: +8% (commercial/new housing strength in
Australia/New Zealand)

Wilsonart Intl.: Flat (growth in Germany neutralized by slowing in
Asia)

Automotive base revenues: +2% in Q2 ’06

Builds: +2% in Q2 ’06

Fiat: +28%; BMW: +10%; Citroen/Peugeot: +2; GM Group: -6%;
Renault: -4%; Daimler Chrysler: -3%

ITW FY ’06 build forecast: +2% to +3%

Industrial base revenues: +5% in Q2 ’06

Electronic Component Packaging: +19%; ZipPak: +15%; Polymers:
+8%; Industrial Plastics: +2%

ITW
Specialty Systems - North America

2005

2006

Q2

Q2

Amount

%

Operating Revenues

1,037.7

1,150.9

113.2

10.9%

Operating Income

188.3

230.1

41.8

22.2%

Operating Margins

18.1%

20.0%

1.9%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

6.8%

15.0%

1.4%

Nonvolume-related

-

3.2%

0.6%

Total

6.8%

18.2%

2.0%

Acquisitions / Divestitures

3.5%

2.3%

-0.3%

Translation

0.6%

0.7%

-

Impairment

-

-

-

Restructuring

-

1.0%

0.2%

Total

10.9%

22.2%

1.9%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Welding base revenues: 21% growth in Q2 ’06 due
primarily to demand for replacement products, new
product introductions and better pricing metrics

Total Packaging: +4% base revenue growth in Q2 ’06

Signode packaging: +1% base revenue growth
due largely to price reductions

Other industrial packaging units (stretch/paper)
grew base revenues double-digit in the quarter

Food Equipment base revenues: -1% in Q2 ’06;
restaurant/institutional side of business prospers
while supermarket units struggle

ITW
Specialty Systems - International

2005

2006

Q2

Q2

Amount

%

Operating Revenues

675.0

728.2

53.2

7.9%

Operating Income

92.6

107.3

14.7

15.9%

Operating Margins

13.7%

14.7%

1.0%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

4.6%

13.0%

1.1%

Nonvolume-related

-

4.4%

0.6%

Total

4.6%

17.4%

1.7%

Acquisitions / Divestitures

7.2%

2.1%

-0.7%

Translation

-3.9%

-4.1%

-

Impairment

-

-

-

Restructuring

-

0.5%

-

Total

7.9%

15.9%

1.0%

% F(U) Prior Year

Specialty Systems - International
Key Points

Welding: base revenue +22% in Q2 ’06 due to stronger equipment and consumables sales in Asia and Europe

Total packaging: Flat in Q2 ’06

      -Signode industrial packaging declined 1% in Europe and fell

        10% in Asia/Pacific

Food Equipment: base revenues +3% in Q2 ’06; most growth
emanating from  institutional demand in Europe (especially
Germany)

Finishing: base revenues grew 8% in Q2 ’06 thanks to sales of
Gema powder based products in Europe

ITW
2006 Forecast

Mid

Low

High

Point

3rd Quarter

Base Revenues

4.0%

6.0%

5.0%

Income Per Share-Diluted

$0.78

$0.82

$0.80

%F(U) 2005

8%

14%

11%

Full Year

Base Revenues

4.7%

5.7%

5.2%

Income Per Share-Diluted

$3.03

$3.11

$3.07

%F(U) 2005

17%

20%

18%

ITW 2006 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $900 million to $1.1 billion
range.

Restructuring cost of $25 to $30 million.

No further impairment of goodwill/intangibles.

Nonoperating investment income of $60 to $70 million,
which is lower than 2005 by $60 to $70 million.

Tax rate of 30.5% for the 3rd quarter and the full year.

ITW Conference Call

 Q & A

Second Quarter

2006